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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  May 14, 2002


                              DIOMED HOLDINGS, INC.

    DELAWARE                        000-32045                   84-140636
(State or other              (Commission File Number)         (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)

          1 DUNDEE PARK
            ANDOVER, MA                               01810
(Address of Principal Executive Offices)            (Zip Code)

       Registrant's telephone number, including area code: (978-475-7771)



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             (Former name or address, if changed since last report)

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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

REINCORPORATION AS A DELAWARE CORPORATION

         On May 13, 2002, Diomed Holdings, Inc., a Nevada corporation ("Nevco"), was merged with and into Diomed Holdings (Delaware), Inc., a Delaware corporation (the "Surviving Corporation"), and the name of the Surviving Corporation was changed to Diomed Holdings, Inc. The Surviving Corporation succeeds Nevco as the registrant. The merger was effected as described in the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 22, 2002. The merger was approved by the stockholders of Nevco at the Special Meeting of stockholders held on May 13, 2002, at which a quorum was present. Nevco, as the sole stockholder of the Surviving Corporation, also approved the merger.

         There has been no change in the number of outstanding common share equivalents, which remains at 28,965,690, the same as Nevco. Of these equivalents, 14,200,000 are shares of common stock and 14,765,690 are shares of common stock to be issued on conversion of shares of Class A Stock. As a result of the reincorporation into Delaware, holders of each share of Nevco Class A Stock, each share of which would have been convertible into four shares of Nevco common stock on the basis of a pre-established schedule, will receive four shares of Surviving Corporation Class A Stock. Each share of Surviving Corporation Class A Stock is convertible into one share of common stock on the basis of the same pre-established schedule as applied to Nevco.

         The merger did not result in any change in the restrictions on transfer attaching to the 5,000,000 shares of the common stock sold in Nevco's February 2002 private placement.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a) Not required.



          (b) Not required.


          (c) Exhibits.


              EXHIBIT NO.               DESCRIPTION OF EXHIBIT
              99.1                      Agreement and Plan of Merger by and
                                        among Diomed Holdings, Inc., a Nevada
                                        Corporation, and Diomed Holdings
                                        (Delaware), Inc., a Delaware
                                        corporation dated as of April 5, 2001(1)

              99.2 Certificate of Incorporation of Diomed Holdings, Inc., a Delaware Corporation

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(1) Previously filed as Exhibit A to the Definitive Proxy Statement on Schedule
    14-A filed with the Securities and Exchange Commission on April 22, 2002.

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              99.3                      By-laws of Diomed Holdings, Inc.,
                                        a Delaware Corporation

              99.4 Certificate of Designation for Class A Convertible Preferred Stock

              99.5                      Certificate of Merger (Delaware)

              99.6                      Articles of Merger (Nevada)



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                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                DIOMED HOLDINGS, INC.
                                (Registrant)

Date: May 14, 2002              By:    /s/ PETER KLEIN
                                       -------------------------------------
                                Name:  Peter Klein
                                Title: President and Chief Executive Officer